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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statements File Numbers 33-74370, 33-97998 (Amendment No. 1) and 333-22441 (Amendment No. 1).


ARTHUR ANDERSEN LLP



Miami, Florida
  March 27, 1998.